UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2005
SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
(703) 273-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 8, 2005, the Board of Directors (the “Board”) of Sunrise Senior Living, Inc. (the “Company”), after undertaking a review of the compensation of non-employee directors and considering recommendations of a compensation expert engaged at the request of the Board, approved certain modifications to the existing compensation arrangements for its non-employee directors, effective as of January 1, 2005, as described on Exhibit 10.1 to this Current Report on Form 8-K (which is incorporated by reference herein).
     On September 8, 2005, consistent with the newly adopted director compensation arrangements, Ronald V. Aprahamian, Craig R. Callen, Thomas J. Donohue, J. Douglas Holladay and William G. Little each received a grant of a ten-year-non-qualified stock option to purchase 5,000 shares of common stock of the Company at an exercise price of $60.03 per share. These options vested on the grant date.
     In addition, on September 8, 2005, the Board approved option grants to certain executive officers in connection with their contributions towards the Company’s performance during the first half of 2005, including the successful closings of The Fountains and Greystone acquisitions. Messrs. Thomas B. Newell, president, Bradley B. Rush, chief financial officer, John F. Gaul, general counsel, and Ms. Tiffany L. Tomasso, chief operating officer, were granted ten-year non-qualified stock options to purchase 50,000, 40,000, 30,000 and 50,000 shares of common stock of the Company, respectively, at an exercise price of $60.03 per share, which options vested on the grant date. The form of stock option agreement for each of the above-described option grants to non-employee directors and executive officers is filed as Exhibit 10.2 to this Current Report on Form 8-K (which is incorporated by reference herein).
Item 8.01. Other Events.
     On September 8, 2005, the Board approved a two-for-one stock split of the Company’s issued and outstanding common stock to be effected in the form of a 100% stock dividend. The new shares will be distributed on October 3, 2005 to shareholders of record on September 20, 2005.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit Document
10.1	Non-Employee Director Fees and Other Compensation
10.2	Form of Stock Option Agreement for Sunrise Senior Living, Inc. [Year] Stock Option [and Restricted Stock] Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: September 14, 2005	By: /s/ Bradley B. Rush
Bradley B. Rush Chief Financial Officer